Exhibit 99.1

PUMA BIOTECHNOLOGY, INC.

(A Development Stage Company)

Financial Statements and Report of Independent Registered Public Accounting Firm

For the Period from September 15, 2010 (Date of Inception) through December 31, 2010

TABLE OF CONTENTS

Page

Report of Independent Registered Public Accounting Firm	1

FINANCIAL STATEMENTS

Balance Sheet	2
Statement of Operations	3
Statement of Changes in Stockholder’s Equity (Deficit)	4
Statement of Cash Flows	5
Notes to Financial Statements	6 - 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder

of Puma Biotechnology, Inc.

We have audited the accompanying balance sheet of Puma Biotechnology, Inc. (A Development Stage Company) (the “Company”) as of December 31, 2010 and the related statements of operations, changes in stockholder’s equity (deficit), and cash flows for the period September 15, 2010 (date of inception) through December 31, 2010. Puma Biotechnology, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Puma Biotechnology, Inc. (A Development Stage Company) as of December 31, 2010 and the results of its operations and its cash flows for the period September 15, 2010 (date of inception) through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As reflected in the accompanying financial statements, management believes that the Company will continue to incur net losses and negative net cash flows from operating activities through the drug development process. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

San Diego, California	/s/ PKF
September 6, 2011	Certified Public Accountants A Professional Corporation

PUMA BIOTECHNOLOGY, INC.

(A Development Stage Company)

BALANCE SHEET

DECEMBER 31, 2010

ASSETS
CURRENT ASSETS:
Cash	$—

Total Assets	$—

LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)
CURRENT LIABILITIES	$—

COMMITMENTS AND CONTINGENCIES
STOCKHOLDER’S EQUITY (DEFICIT):
Common stock, $.0001 par value, 1,200,000 shares authorized, 1,000,000 shares issued and outstanding	$100
Additional paid-in capital	6,831
Deficit accumulated during development stage	(6,931)

Total Stockholder’s Equity (Deficit)	$—

Total Liabilities and Stockholder’s Equity (Deficit)	$—

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PUMA BIOTECHNOLOGY, INC.

(A Development Stage Company)

STATEMENT OF OPERATIONS

Cumulative from September 15, 2010 (Date of Inception) To December 31, 2010
REVENUE	$—
EXPENSES	6,931

NET LOSS	$(6,931)

NET LOSS PER COMMON SHARE - BASIC	$(.01)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	1,000,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PUMA BIOTECHNOLOGY, INC.

(A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY (DEFICIT)

FOR THE PERIOD FROM SEPTEMBER 15, 2010 (DATE OF INCEPTION)

TO DECEMBER 31, 2010

				(Deficit)
				Accumulated	Total
			Additional	During	Stockholders’
	Common Stock		Paid-In	Development	Equity
	Shares	Amount	Capital	Stage	(Deficit)
Balances, beginning	—	$—	$—	$—	$—
Common stock issued for cash at $.0001 per share	1,000,000	100	—	—	100
Paid-in capital	—	—	6,831	—	6,831
Net loss	—	—	—	(6,931)	(6,931)

Balances, December 31, 2010	1,000,000	$100	$6,831	$(6,931)	$—

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PUMA BIOTECHNOLOGY, INC.

(A Development Stage Company)

STATEMENT OF CASH FLOWS

Cumulative from September 15, 2010 (Date of Inception) To December 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(6,931)

Net Cash Used in Operating Activities	(6,931)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common stock issued for cash	100
Capital contributions by stockholder	6,831

Net Cash Provided by Financing Activities	6,931

NET CHANGE IN CASH AND ENDING BALANCE	$—

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PUMA BIOTECHNOLOGY, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 1—Business and Basis of Presentation:

Business:

Puma Biotechnology, Inc. (“Puma” or the “Company”) is a development stage biopharmaceutical company based in Los Angeles, California which incorporated on September 15, 2010. The Company’s strategy is to license and develop novel therapeutics for the treatment of cancer that have previously been tested in clinical trials, enabling it to obtain an initial indication of the drug’s safety and biological activity in humans before committing capital to the drug’s development.

Basis of Presentation:

The Company is a development stage enterprise since it has not yet generated any revenue from the sale of products and, through December 31, 2010, its efforts have been principally devoted to identifying and acquiring, by license or otherwise, drug candidates for the treatment of cancer. Accordingly, the accompanying financial statements have been prepared in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915, Development Stage Entities. The Company has reported a net loss of $6,931 and negative cash flows from operating activities of $6,931 for the period ended December 31, 2010. The net loss from date of inception, September 15, 2010, to December 31, 2010 amounted to $6,931. Management believes that the Company will continue to incur net losses and negative net cash flows from operating activities through the drug development process. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company’s continued operations will depend on its ability to raise funds through various potential sources such as equity and debt financing. Through December 31, 2010, the Company’s financing has been through capital contribution by the founder and CEO. The Company will continue to fund operations through similar sources of capital previously described. The Company can give no assurances that any additional capital that it is able to obtain will be sufficient to meet its needs.

The Company’s financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

Note 2—Significant Accounting Policies:

The significant accounting policies followed in the preparation of these financial statements are as follows:

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and reported amounts of expenses for the period presented. Accordingly, actual results could differ from those estimates.

Income Taxes:

The Company follows FASB ASC 740, Income Taxes, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the asset will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

PUMA BIOTECHNOLOGY, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2—Significant Accounting Policies (Continued):

Income Taxes (Continued):

The standard addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under FASB ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the tax authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. FASB ASC 740 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. At the date of adoption, and as of December 31, 2010, the Company does not have a liability for unrecognized tax uncertainties.

The Company’s policy is to record interest and penalties on uncertain tax positions as income tax expense. As of December 31, 2010, the Company has no accrued interest or penalties related to uncertain tax positions.

Net Loss per Common Share:

Basic net loss per common share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding during the periods presented as required by FASB ASC 260, Earnings Per Share.

Recently Issued Accounting Pronouncements:

FASB issued the following accounting amendments:

In April 2010, the FASB issued amendments related to the revenue recognition method for milestone payments in research and development agreements. Under these amendments, entities can make an accounting policy election to recognize a payment that is contingent upon the achievement of a substantive milestone in its entirety in the period in which the milestone is achieved. The amendments are effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010, which means such amendments will take effect beginning with the fiscal year starting on January 1, 2011. The adoption of this standard is not expected to have a material impact on the Company’s financial position, cash flow or results of operations.

In October 2009, the FASB issued authoritative guidance for arrangements with multiple deliveries. The guidance will allow companies to allocate consideration from contractual arrangements in multiple deliverables arrangements in a manner that better reflects the economics of the transaction. The new guidance requires expanded qualitative and quantitative disclosures and is effective for fiscal years beginning on or after June 15, 2010. Early adoption of the guidance is permitted. The Company is currently evaluating the impact of adopting the guidance on the Company’s future financial statements.

Note 3—Common Stock:

The Company issued 1,000,000 shares of common stock to its founder and CEO during September 2010 for $100 at $.0001 per share. Additionally, the stockholder contributed capital totaling $6,831 during the period ended December 31, 2010.

PUMA BIOTECHNOLOGY, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 4—Income Taxes:

Temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes (the loss carry-forward described above) give rise to the Company’s deferred income taxes. The components of the Company’s deferred tax assets as of December 31, 2010 are as follows:

	Federal	State	Total
Deferred tax assets:
Organization costs	$2,400	$400	$2,800

Total deferred tax assets	$2,400	$400	$2,800
Valuation allowance	(2,400)	(400)	(2,800)

Net deferred tax assets	$—	$—	$—

As the ultimate realization of the potential benefits of the Company’s deferred tax assets is considered uncertain by management, the Company has offset the deferred tax assets attributable to those potential benefits through valuation allowances in 2010. Accordingly, the Company did not recognize any benefit from income taxes in the accompanying statement of operations to offset its pre-tax losses. The reason for the difference between the amount computed by applying the statutory federal income tax rate to losses before income tax benefit and the actual income tax benefit for the year ended December 31, 2010 is due to capitalization of organization costs for tax purposes and the valuation allowance. The valuation allowance increased $2,800 during 2010.

Note 5—Subsequent Events:

Management has evaluated subsequent events, as defined by FASB ASC 855, Subsequent Events, through the date that the financial statements were available to be issued, September 6, 2011.

On February 4, 2011, the Company executed a seven month lease agreement effective March 1, 2011 for new office space that requires monthly payments of $1,657 which expires on September 30, 2011. Concurrent with the execution of the lease agreement, the Company provided the landlord with a security deposit in the amount of $1,897.

On August 18, 2011 (“Execution Date”), the Company entered into an exclusive license agreement with a large pharmaceutical company for the worldwide rights to make, use, lease and sell neratinib. The license will become effective as of the date (“Closing”) on which the conditions set forth in the agreement are satisfied or waived. If the Closing does not occur within sixty calendar days of the Execution Date of the agreement, the agreement shall terminate. For the Closing to occur, the Company will provide confirmation to the pharmaceutical company that the Company has issued and sold equity securities resulting in gross proceeds of at least $25 million and that the net worth of the Company immediately following such financing shall be at least $22.5 million. The license agreement requires the Company to make aggregate milestone payments up to $187.5 million, payable upon the achievement of certain regulatory and sales milestones. Should neratinib become commercialized, the Company will be obligated to pay to the pharmaceutical company an annual royalty based on net sales of the product.

On September 2, 2011, the stockholder advanced the Company $150,000 to fund its operations until such time as the Company can complete an equity placement. The advance is unsecured, non-interest bearing and due on demand.

PUMA BIOTECHNOLOGY, INC.

(A Development Stage Company)

Condensed Financial Statements

For the Three Months and Six Months Ended June 30, 2011 and

For the Period from September 15, 2010 (Date of Inception) through June 30, 2011

TABLE OF CONTENTS

Page

CONDENSED FINANCIAL STATEMENTS

Condensed Balance Sheets	1
Condensed Statements of Operations	2
Condensed Statement of Changes in Stockholder’s Equity (Deficit)	3
Condensed Statements of Cash Flows	4
Notes to Condensed Financial Statements	5 - 9

PUMA BIOTECHNOLOGY, INC.

(A Development Stage Company)

CONDENSED BALANCE SHEETS

(Unaudited)

	June 30, 2010	December 31, 2010
ASSETS
Current assets:
Cash	$—	$—

Total current assets	—	—

Property and equipment, net	3,195	—
Deposits	1,897	—

Total Assets	$5,092	$—

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:	$—	$—

Commitments and contingencies

Stockholder’s equity:

Common stock - $.0001 par value; 100,000,000 shares authorized; 4,000,000 shares issued and outstanding	400	400
Additional paid-in capital	49,829	6,531
Deficit accumulated during the development stage	(45,137)	(6,931)

Total Stockholder’s Equity	5,092	—

Total Liabilities and Stockholder’s Equity	$5,092	$—

SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS

PUMA BIOTECHNOLOGY, INC.

(A Development Stage Company)

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011	Period from September 15, 2010 (date of inception) to June 30, 2011
Revenue	$—	$—	$—
Operating expenses	34,265	38,206	45,137

Net Loss	$(34,265)	$(38,206)	$(45,137)

Net loss applicable to common stock	$(34,265)	$(38,206)	$(45,137)

Net loss per common share and diluted	$(0.009)	$(0.010)

Weighted-average common shares outstanding - basic and diluted	4,000,000	4,000,000

SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS

PUMA BIOTECHNOLOGY, INC.

(A Development Stage Company)

CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY (DEFICIT)

FOR THE PERIOD FROM SEPTEMBER 15, 2010 (INCEPTION)

TO JUNE 30, 2011

(Unaudited)

			Additional	(Deficit) Accumulated During	Total Stockholder’s
	Common Stock		Paid-In	Development	Equity
	Shares	Amount	Capital	Stage	(Deficit)
Balances, beginning	—	$—	$—	$—	$—

Common stock issued for cash at $.0001 per share	4,000,000	400	—	—	400
Paid-in capital	—	—	6,531	—	6,531
Net loss	—	—	—	(6,931)	(6,931)

Balances, December 31, 2010	4,000,000	400	6,531	(6,931)	—

Paid-in capital	—	—	43,298	—	43,298
Net loss	—	—	—	(38,206)	(38,206)

Balances, June 30, 2011	4,000,000	$400	$49,829	$(45,137)	$5,092

SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS

PUMA BIOTECHNOLOGY, INC.

(A Development Stage Company)

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,	Period from September 15, 2010 (date of inception) to June 30,
	2011	2011
Operating activities:
Net loss	$(38,206)	$(45,137)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	168	168
Deposits	(1,897)	(1,897)

Net cash used in operating activities	(39,935)	(46,866)

Investing activities - purchase of property and equipment	(3,363)	(3,363)

Financing activities:
Common stock issued for cash	—	400
Capital contributions by stockholder	43,298	49,829

Net cash provided by financing activities	43,298	50,229

Net increase (decrease) in cash	—	—

Cash, beginning of period	—	—

Cash, end of period	$—	$—

SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS

PUMA BIOTECHNOLOGY, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONDENSED FINANCIAL STATEMENTS

Note 1—Business and Basis of Presentation:

Business:

Puma Biotechnology, Inc. (“Puma” or the “Company”) is a development stage biopharmaceutical company based in Los Angeles, California which incorporated on September 15, 2010. The Company’s strategy is to license and develop novel therapeutics for the treatment of cancer that have previously been tested in clinical trials, enabling it to obtain an initial indication of the drug’s safety and biological activity in humans before committing capital to the drug’s development.

Basis of Presentation:

The Company is a development stage enterprise since it has not yet generated any revenue from the sale of products and, through June 30, 2011, its efforts have been principally devoted to identifying and acquiring, by license or otherwise, drug candidates for the treatment of cancer. Accordingly, the accompanying financial statements have been prepared in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915, Development Stage Entities.

The accompanying unaudited condensed interim financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments (which include only normal recurring adjustments except as noted in management’s discussion and analysis of financial condition and results of operations) necessary to present fairly the financial position, results of operations and changes in cash flows have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the 2010 financial statements and notes thereto included elsewhere in this filing. The results of operations for the six months ended June 30, 2011 are not necessarily indicative of the operating results for the full year.

Note 2—Significant Accounting Policies:

The significant accounting policies followed in the preparation of these financial statements are as follows:

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and reported amounts of expenses for the period presented. Accordingly, actual results could differ from those estimates.

PUMA BIOTECHNOLOGY, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONDENSED FINANCIAL STATEMENTS

Note 2—Significant Accounting Policies (Continued):

Income Taxes:

The Company follows FASB ASC 740, Income Taxes, which require recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the asset will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The standard addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under FASB ASC 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the tax authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. FASB ASC 740 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. At the date of adoption, and as of June 30, 2011, the Company does not have a liability for unrecognized tax uncertainties.

The Company’s policy is to record interest and penalties on uncertain tax positions as income tax expense. As of June 30, 2011, the Company has no accrued interest or penalties related to uncertain tax positions.

Net Loss per Common Share:

Basic net loss per common share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding during the periods presented as required by FASB ASC 260, Earnings Per Share. There are no dilutive shares outstanding at June 30, 2011.

Recently Issued Accounting Pronouncements:

FASB issued the following accounting amendments:

In April 2010, the FASB issued amendments related to the revenue recognition method for milestone payments in research and development agreements. Under these amendments, entities can make an accounting policy election to recognize a payment that is contingent upon the achievement of a substantive milestone in its entirety in the period in which the milestone is achieved. The amendments are effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010, which means such amendments will take effect beginning with the fiscal year starting on January 1, 2011. The adoption of this standard did not have a material impact on the Company’s financial position, cash flow or results of operations.

In October 2009, the FASB issued authoritative guidance for arrangements with multiple deliveries. The guidance will allow companies to allocate consideration from contractual arrangements in multiple deliverables arrangements in a manner that better reflects the economics of the transaction. The new guidance requires expanded qualitative and quantitative disclosures and is effective for fiscal years beginning on or after June 15, 2010. The adoption of this standard did not have a material impact on the Company’s financial position, cash flow or results of operations.

Note 3—Common Stock:

The Company issued 4,000,000 shares of common stock to its founder and CEO during September 2010 for $400 at $.0001 per share. Additionally, the stockholder contributed capital totaling $43,298 and $49,829 during the six months ended June 30, 2011 and from inception to June 30, 2011, respectively.

PUMA BIOTECHNOLOGY, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONDENSED FINANCIAL STATEMENTS

Note 4—Commitments and Contingencies:

On February 4, 2011, the Company executed a seven month lease agreement effective March 1, 2011 for new office space that requires monthly payments of $1,657 and expires on September 30, 2011. Concurrent with the execution of the lease agreement, the Company provided the landlord with a security deposit in the amount of $1,897.

Note 5—Subsequent Events:

License Agreement:

On August 18, 2011 (“Execution Date”), the Company entered into an exclusive license agreement with a large pharmaceutical company for the worldwide rights to make, use, lease and sell neratinib. The license agreement became effective October 4, 2011 upon the closing of a private equity placement and notification to the pharmaceutical company that the Company issued and sold equity securities resulting in gross proceeds of at least $25 million and that the net worth of the Company immediately following such financing was at least $22.5 million. The license agreement requires the Company to make aggregate milestone payments up to $187.5 million, payable upon the achievement of certain regulatory and sales milestones. Should neratinib become commercialized, the Company will be obligated to pay to the pharmaceutical company an annual royalty based on net sales of the product.

Stockholder Advance:

On September 2, 2011, the stockholder advanced the Company $150,000 to fund its operations until such time as the Company can complete an equity placement. The advance is unsecured, non-interest bearing and due on demand. On September 9, 2011, the advance was converted to an unsecured convertible promissory note. The note is a non-interest bearing note that may be converted into Company common stock at the option of the stockholder. The note is due and payable upon demand of the stockholder on or after the one-year anniversary of the date, if not converted prior to the maturity date. The stockholder converted his note into 40,000 shares of the Company’s common stock on October 6, 2011.

Authorized Shares:

On September 15, 2011, the total number of shares of stock the Company is authorized to issue was increased to 25,000,000 shares of common stock. Immediately following the increase in authorized shares, the Company executed a four to one forward stock split. The share amounts stated in the financial statements have been adjusted to reflect the four to one stock split.

Incentive Award Plan:

On September 15, 2011, the Company’s Board of Directors and stockholders approved an Incentive Award Plan (the “Plan”) reserving 3,529,412 shares of common stock for issuance under the Plan. Awards under the Plan may be in the form of a stock option, a restricted stock award, a restricted stock unit award, a performance award, a dividend equivalent award, a deferred stock award, a stock payment award, a stock appreciation right and other incentive award or a performance share award. The exercise price per share subject to each stock option granted cannot be less then 100% of the fair market value of a share on the date of the stock option grant. In addition, in the case of incentive stock options granted to a greater than 10% stockholder, such exercise price shall not be less than 110% of the fair market value of a share on the date of the option grant.

Private Placement:

On October 4, 2011, the Company entered into a securities purchase agreement with certain accredited institutional investors pursuant to which the Company agreed to sell a total of 14,666,733 shares of common stock in a private placement offering (the “Offering”) at a price of $3.75 per share, for gross proceeds of approximately $55 million before deducting selling commissions and expenses. In addition, warrants were issued to each Offering investor which will allow them to purchase an additional number of shares of common stock in the event the

PUMA BIOTECHNOLOGY, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONDENSED FINANCIAL STATEMENTS

Note 5—Subsequent Events (continued):

Private Placement (continued):

Company engages in certain dilutive issuances following the Offering. The Company agreed to reimburse an investor for all of its reasonable fees and expenses associated with this agreement subject to a maximum aggregate amount of $125,000. The Offering closed on October 4, 2011.

Pursuant to the Registration Rights Agreement provided in the Offering, the Company will file a shelf registration statement covering the resale of the shares of the Company’s common stock, including the common stock issuable upon exercise of the outstanding warrants, held by the investors in the private placement. The Company is required to file the shelf registration statement within 60 days of the closing date of the Merger; provided, however, that this deadline may be extended by 30 days under certain circumstances. The Company is also required to use reasonable best efforts to cause the shelf registration statement to become effective no later than 180 days after it is filed with the Securities and Exchange Commission. The Company is further required to use its best efforts to qualify the shares included in the shelf registration statement for listing on a national securities exchange or comparable trading system within 12 months of the date the registration is declared effective.

If the registration statement is not filed within the timeframe specified above, then the Company will be liable to each investor for liquidated damages, on a 30-day basis, equal to 1.0% of the aggregate purchase price paid by the investor for the registerable shares of Company common stock then held by the investor; provided, however, that the aggregate amount of liquidated damages payable by the Company to each investor shall not exceed 10.0% of the aggregate purchase price paid by the investor in the private placement. The Registration Rights Agreement also provides for the payment of liquidated damages in the event the Company suspends the use of the shelf registration statement in excess of permitted periods. The Registration Rights Agreement also gives the investors piggyback registration rights with respect to the registration for resale of all or any portion of the shares of common stock held by our CEO in a firm commitment underwritten offering.

In connection with the Offering, on August 3, 2011, the Company entered into a letter agreement with Leerink Swann & Company, Inc. (the “Placement Agent”) whereby the Placement Agent agreed to act as placement agent in connection with the placement of the shares of common stock. In consideration for the Placement Agent’s services, the Company agreed to pay the Placement Agent aggregate cash commissions equal to 6% of the gross cash proceeds from the Offering, not to exceed $3.6 million. The Company also agreed to pay the Placement Agent up to $75,000 as a non-accountable reimbursement allowance. The Company paid the Placement Agent $2,338,215 for services and $75,000 for reimbursable expenses for the private placement transaction noted above.

Warrant Issued to the CEO:

At the closing of the private placement, the Company issued a warrant to the CEO. This warrant is exercisable only in the event that the Company conducts an additional offering of securities resulting in gross cash proceeds of at least $15 million subsequent to the closing of the Merger and an additional private placement. The warrant has an exercise price equal to the price paid per share in such additional offering, and is exercisable for the number of shares necessary for the CEO to maintain his ownership of 20% of outstanding shares of Company common stock after such additional offering.

Agreement and Plan of Merger:

On September 29, 2011, the Company entered into an agreement and plan of merger (the “Merger Agreement”), with Innovative Acquisitions Corp., (“Innovative Acquisitions”) and its wholly-owned subsidiary, IAC Merger Corporation (“IAC”). On October 4, 2011, the Company completed a reverse merger in which IAC merged with the Company and the Company became a wholly-owned subsidiary of Innovative Acquisitions (the “Merger”).

At the effective time of the Merger, the Company’s then issued and outstanding shares of common stock were exchanged into a number of shares of Innovative Acquisitions, so that the Company’s then existing stockholders have the same percentage of the issued and outstanding shares of Innovative Acquisitions’ common stock as they held in the Company prior to the Merger, on a fully diluted basis. Upon completion of the Merger, each share of Company common stock was converted to one share of Innovative Acquisitions’ common stock. Concurrently, Innovative Acquisitions redeemed all of its shares from its pre-Merger stockholders in exchange for an aggregate consideration of $40,000 paid by the Company. The Company paid $40,000 for Innovative Acquisitions’ professional fees associated with the Merger, directly to the service providers.

PUMA BIOTECHNOLOGY, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONDENSED FINANCIAL STATEMENTS

Note 5—Subsequent Events (continued):

Agreement and Plan of Merger (continued):

Upon completion of the Merger, the Company merged with and into Innovative Acquisitions, and Innovative Acquisitions adopted and will implement the Company’s business plan, and changed its name to “Puma Biotechnology, Inc.” Further, upon completion of the Merger, the current officers and directors of Innovative Acquisitions resigned and the current officers and directors of the Company were appointed officers and directors of Innovative Acquisitions.

The Merger will be accounted for as a reverse acquisition with the Company as the accounting acquirer and Innovative Acquisitions as the accounting acquiree. The merger of a private operating company into a non-operating public shell corporation with nominal net assets is considered to be a capital transaction, in substance, rather than a business combination, for accounting purposes. Accordingly, the Company treated this transaction as a capital transaction without recording goodwill or adjusting any of its other assets or liabilities. The consideration in the amount of $80,000 paid to the former stockholders of Innovative Acquisitions and their attorney will be recorded as an other expense item and included in the Company’s net loss for the year ending December 31, 2011. Innovative Acquisitions is subject to the public reporting requirements of the Securities Exchange Act of 1934, as amended, and has not had significant operations since its inception.